                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

     Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 13, 2001

                                MAYFIELD VI INVESTMENT PARTNERS,
                                a California Limited Partnership
                                By:  Mayfield VI Management Partners,
                                     a California Limited Partnership,
                                     Its General Partner


                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                                MAYFIELD VI MANAGEMENT PARTNERS
                                A California Limited Partnership

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                                MAYFIELD SOFTWARE PARTNERS
                                A California Limited Partnership
                                By:  MAYFIELD VII
                                     A California Limited Partnership
                                By:  Mayfield VII Management Partners,
                                     a California Limited Partnership,
                                     Its General Partner

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                                MAYFIELD VII
                                A California Limited Partnership
                                By:  Mayfield VII Management Partners,
                                     a California Limited Partnership,
                                     Its General Partner

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                             Page 23 of 42 pages.

                                MAYFIELD VII MANAGEMENT PARTNERS
                                A California Limited Partnership

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                                MAYFIELD ASSOCIATES FUND II
                                A California Limited Partnership

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Authorized Signatory

                                YOGEN K. DALAL

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                F. GIBSON MYERS, JR.

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                KEVIN A. FONG

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                WILLIAM D. UNGER

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                WENDELL G. VAN AUKEN, III

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                MICHAEL J. LEVINTHAL

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                             Page 24 of 42 pages.

                                A. GRANT HEIDRICH, III

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                WENDE S. HUTTON

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact

                                RUSSELL C. HIRSCH

                                By:  /s/ James T. Beck
                                   ------------------------------------------
                                         James T. Beck, Attorney In Fact


                             Page 25 of 42 pages.